Annual Meeting of Bucyrus Stockholders: A Decade in Review April 21, 2011 Exhibit 99.1

Agenda
1.  Call to Order
Theodore C. Rogers,
Chairman
2.  Introductions
Theodore C. Rogers,
Chairman
3.  Meeting Procedures
Theodore C. Rogers,
Chairman
4.  Report of the Inspectors of Election on Attendance
Craig R. Mackus,
Secretary
5.  Business of the Meeting
Theodore C. Rogers,
Chairman
a. Election of Directors
b. Advisory Vote to Approve the Compensation of Our Named Executive
Officers
c. Advisory Vote on the Frequency of the Advisory Stockholder Vote on
Executive Compensation
d. Ratification of the Appointment of Independent Accountants
6.  President and CEO’s Presentation and Stockholder Written Questions
Timothy W. Sullivan,
President & CEO
7.  Adjournment
Theodore C. Rogers,
Chairman

Forward-Looking Statements
Certain statements made by us in this presentation that are not historical facts or that relate to our future plans, expectations, events or performance are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us.
Forward-looking statements involve a number of risks and
uncertainties including, but not limited to, the risks described under the heading “Risk Factors” in our 2010 Form 10-K filed with the
Securities and Exchange Commission on March 1, 2011. All forward-
looking statements are qualified by these risks and uncertainties. We undertake no obligation to update the information contained in any forward-looking statements unless required by law.

Theodore C. Rogers
Chairman of the Board
Board of Directors
Timothy W. Sullivan
President & CEO
Michelle L. Collins
Paul W. Jones Deepak T. Kapur Gene E. Little
Robert K. Ortberg Robert L. Purdum Robert C. Scharp

Officers
Timothy W. Sullivan
President & CEO
Luis de Leon
Chief Operating Officer
Craig R. Mackus
Chief Financial Officer & Secretary
James M. (Buddy) Robinson
Senior Vice President & General Counsel
Aaron G. Slator
Senior Vice President, Strategic Services
William S. Tate
Executive Vice President
John F. Bosbous
Treasurer

Agenda
1.  Call to Order
Theodore C. Rogers,
Chairman
2.  Introductions
Theodore C. Rogers,
Chairman
3.  Meeting Procedures
Theodore C. Rogers,
Chairman
4.  Report of the Inspectors of Election on Attendance
Craig R. Mackus,
Secretary
5.  Business of the Meeting
Theodore C. Rogers,
Chairman
a. Election of Directors
b. Advisory Vote to Approve the Compensation of Our Named Executive
Officers
c. Advisory Vote on the Frequency of the Advisory Stockholder Vote on
Executive Compensation
d. Ratification of the Appointment of Independent Accountants
6.  President and CEO’s Presentation and Stockholder Written Questions
Timothy W. Sullivan,
President & CEO
7.  Adjournment
Theodore C. Rogers,
Chairman

Annual Meeting of Bucyrus Stockholders: A Decade in Review April 21, 2011

Premier Mining Equipment Supplier
2000
2000
Rope Shovels Drills Draglines
Surface Mining Equipment Underground Mining Equipment
Dozers
Wheel
Loaders
Mining
Trucks
Hydraulic
Excavators
Surface Drills Rope Shovels Draglines
Surface Belt
Systems
U/G Belt
Systems
LW Support LW AFC LW Shearers
LW Plow
Systems
U/G Drills HR Trans R&P CM R&P Trans
Atlas
Copco
Sandvik
CAT
Boart
Longyear
Boart
Longyear
Bucyrus
Letourneau
Joy Global Joy Global
Liebherr
Komatsu
Atlas Copco
Hitachi
Caterpillar
Sandvik Sandvik

Premier Mining Equipment Supplier
2007
2007
Rope Shovels Drills Draglines
Longwall Room & Pillar
Belt Systems
Surface Mining Equipment Underground Mining Equipment
Dozers
Wheel
Loaders
Mining
Trucks
Hydraulic
Excavators
Surface Drills Rope Shovels Draglines
Surface Belt
Systems
U/G Belt
Systems
LW Support LW AFC LW Shearers
LW Plow
Systems
U/G Drills HR Trans R&P CM R&P Trans
Atlas
Copco
Sandvik
CAT
Boart
Longyear
Boart
Longyear
Sandvik Sandvik
Letourneau
Bucyrus
Joy Global Joy Global
Liebherr
Komatsu
Atlas Copco
Caterpillar
Hitachi
Bucyrus

Premier Mining Equipment Supplier
2010
2010
Hydraulic Excavators & Rope Shovels Drills Draglines
Longwall Room & Pillar
Belt Systems
Mining Trucks Highwall Miner
*Bucyrus Manufactures Electric Drive Mining Trucks
Surface Mining Equipment Underground Mining Equipment
Dozers
Wheel
Loaders
Mining
Trucks*
Hydraulic
Excavators
Surface Drills Rope Shovels Draglines
Surface Belt
Systems
U/G Belt
Systems
LW Support LW AFC LW Shearers
LW Plow
Systems
U/G Drills HR Trans R&P CM R&P Trans
Atlas
Copco
Sandvik
CAT
Boart
Longyear
Boart
Longyear
Sandvik Sandvik
Letourneau
Bucyrus
Joy Global Joy Global
Liebherr
Komatsu
Atlas Copco
Caterpillar
Hitachi

10 Bucyrus Locations 2000 2000 18 Locations

11 Bucyrus Locations 2007 2007 Bucyrus Australia (Mackay) Bucyrus America (Pittsburgh, PA) 60 Locations

12 Bucyrus Locations 2010 2010 Bucyrus South Africa Bucyrus Peru Bucyrus Denison, TX Bucyrus Australia (Brisbane) Bucyrus Huainan Machinery 100 Locations

Sales and Fully Diluted Net Earnings
Per Share
Note: Became a public company in 2004; net earnings per share is not applicable prior to this time.
$1,613 $2,506 $2,652 $3,651 $280 $291 $290 $338 $454 $575 $738
$3.88
$1.93
$3.10
$4.12
$0.13
$0.86
$1.12
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Sales
(Dollars in millions)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
EPS
Sales
Fully Diluted EPS

14 Consolidated Gross Margin 16.5% 17.9% 21.1% 22.1% 22.4% 24.8% 26.0% 26.9% 27.7% 30.3% 29.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

$258
$458
$549
$722
$120
$61
$88
$12
$33
$31
$39
11.40%
4.30%
10.60%
11.60%
13.4%
15.3%
16.3%
18.3%
20.7%
19.8%
16.0%
$0
$100
$200
$300
$400
$500
$600
$700
$800
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Adjusted EBITDA
(Dollars in millions)
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
Adjusted EBITDA
EBITDA as a % of Sales
Consolidated Adjusted EBITDA

16 Consolidated Return on Equity -46.8% -33.2% -238.6% -449.9% 12.3% 27.6% 27.2% 24.6% 26.5% 27.1% 18.5% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Stock Closing Prices
$13.55
$17.57
$25.88
$49.70
$18.52
$56.37
$89.40
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
12/31/2004 12/30/2005 12/29/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010

18 Employment Levels 1,688 1,657 1,588 1,617 1,772 2,671 2,836 3,402 7,626 7,237 10,827 0 2,000 4,000 6,000 8,000 10,000 12,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

19 Installed Base of Machinery $9 $9 $25 $44 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2000 2004 2007 2010

Sales by Region
7%
16%
1%
10%
41%
25%
9%
11%
4%
4%
44%
28%
6%
19%
11%
15%
35%
14%
4%
22%
9%
17%
30%
18%
2000 2004
2007 2010
Africa
North America
South America
Australia / Asia Pacific
China
Europe / Russia / India

21 Sales by Commodity 43% 35% 7% 11% 4% 39% 30% 23% 5% 3% 13% 73% 1% 7% 2% 4% 10% 64% 12% 5% 9% 2000 2004 2007 2010 Iron Ore Coal Copper Oil Sands Gold Other

22 Original Equipment vs. Aftermarket 25% 75% 29% 71% 52% 48% 52% 48% 2000 2004 2007 2010 Original Equipment Aftermarket

Thank you